Third Quarter 2023 Supplemental Information October 25, 2023

Important Notices 2 This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s Third Quarter 2023 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward- looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy including cybersecurity incidents; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; operational risks or risk management failures by us or critical third parties, including cybersecurity incidents; and risks and uncertainties related to the COVID-19 pandemic, including as related to adverse economic conditions on real estate-related assets and financing conditions. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "Investors" section of our website, then clicking on "Investor Resources" and selecting "Email Alerts" to complete the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice.

Financial Snapshot

Unaudited, dollars in thousands except per share amounts

		For the quarters ended	
		9/30/2023	6/30/2023
Income Statement	GAAP net income (loss) per average common share (1)	($1.21)	$0.27
	Earnings available for distribution per average common share *(1)	$0.66	$0.72
	Annualized GAAP return (loss) on average equity (2)	(20.18%)	5.42%
	Annualized EAD return on average equity*	12.96%	13.22%
Balance Sheet	Book value per common share	$18.25	$20.73
	GAAP leverage at period-end (3)	7.1x	6.1x
	Economic leverage at period-end *(3)	6.4x	5.8x
	GAAP capital ratio at period-end (4)	11.9%	13.3%
	Economic capital ratio at period-end *(4)	13.1%	14.3%
Portfolio	Securities	$69,860,730	$71,202,461
	Loans, net	1,793,140	1,154,320
	Mortgage servicing rights (5)	2,234,813	2,018,896
	Assets transferred or pledged to securitization vehicles	11,450,346	11,318,419
	Total investment portfolio	$85,339,029	$85,694,096
GAAP Key Statistics	Net interest margin (6)	(0.20%)	(0.15%)
	Average yield on interest earning assets (7)	4.49%	4.27%
	Average GAAP cost of interest bearing liabilities (8)	5.27%	5.00%
	Net interest spread	(0.78%)	(0.73%)
Non-GAAP Key Statistics	Net interest margin (excluding PAA) *(6)	1.48%	1.66%
	Average yield on interest earning assets (excluding PAA) *(7)	4.46%	4.22%
	Average economic cost of interest bearing liabilities *(8)	3.28%	2.77%
	Net interest spread (excluding PAA) *	1.18%	1.45%
Efficiency	Operating expenses to earnings available for distribution *	11.03%	11.02%
	Annualized operating expenses as a % of average total assets	0.18%	0.19%
	Annualized operating expenses as a % of average total equity	1.41%	1.44%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
3

Portfolio Data

Unaudited, dollars in thousands

Portfolio-Related Data

	For the quarters ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Agency mortgage-backed securities	$66,591,536	$67,764,264	$65,623,534	$62,274,895	$63,037,241
Residential credit risk transfer securities	982,951	1,064,401	1,085,384	997,557	1,056,906
Non-agency mortgage-backed securities	2,063,861	2,008,106	2,028,656	1,991,146	2,156,706
Commercial mortgage-backed securities	222,382	365,690	500,611	526,309	588,500
Total securities	$69,860,730	$71,202,461	$69,238,185	$65,789,907	$66,839,353
Residential mortgage loans	$1,793,140	$1,154,320	$1,642,822	$1,809,832	$1,551,637
Residential mortgage loan warehouse facility	—	—	—	—	70
Total loans, net	$1,793,140	$1,154,320	$1,642,822	$1,809,832	$1,551,707
Mortgage servicing rights	$2,234,813	$2,018,896	$1,790,980	$1,748,209	$1,705,254
Agency mortgage-backed securities transferred or pledged to securitization vehicles	$—	$—	$—	$—	$431,388
Residential mortgage loans transferred or pledged to securitization vehicles	11,450,346	11,318,419	10,277,588	9,121,912	8,770,626
Assets transferred or pledged to securitization vehicles	$11,450,346	$11,318,419	$10,277,588	$9,121,912	$9,202,014
Assets of disposal group held for sale [(1)]	$—	$—	$—	$—	$11,371
Total investment portfolio	$85,339,029	$85,694,096	$82,949,575	$78,469,860	$79,309,699
Total assets	$89,648,423	$89,330,477	$86,832,017	$81,850,712	$85,406,764
Period-end TBA contract and CMBX balances, implied market value	$1,925,614	$3,627,716	$12,386,325	$10,984,878	$15,587,425
Average TBA contract and CMBX balances, implied market value	$2,943,120	$6,305,144	$13,935,845	$11,492,947	$18,718,194

Detailed endnotes are included within the Appendix at the end of this presentation.

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Financing and Capital Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Financing Data	Repurchase agreements	$64,693,821	$61,637,600	$60,993,018	$59,512,597	$54,160,731
	Other secured financing	500,000	500,000	250,000	250,000	250,000
	Debt issued by securitization vehicles	9,983,847	9,789,282	8,805,911	7,744,160	7,844,518
	Participations issued	788,442	492,307	673,431	800,849	745,729
	Total debt	$75,966,110	$72,419,189	$70,722,360	$68,307,606	$63,000,978
	Liabilities of disposal group held for sale (1)	$—	$—	$—	$—	$1,151
	Total liabilities	$78,971,366	$77,443,132	$74,922,984	$70,481,286	$74,455,209
	Cumulative redeemable preferred stock	$1,536,569	$1,536,569	$1,536,569	$1,536,569	$1,536,569
	Common equity (2)	9,027,901	10,239,710	10,255,553	9,733,874	9,329,550
	Total Annaly stockholders' equity	10,564,470	11,776,279	11,792,122	11,270,443	10,866,119
	Non-controlling interests	112,587	111,066	116,911	98,983	85,436
	Total equity	$10,677,057	$11,887,345	$11,909,033	$11,369,426	$10,951,555
Key Capital and Hedging Metrics	Weighted average days to maturity of repurchase agreements	52	44	59	27	57
	Weighted average rate on repurchase agreements, for the quarter (3)(4)	5.44%	5.15%	4.62%	3.72%	2.25%
	Weighted average rate on repurchase agreements, at period-end (4)	5.54%	5.29%	5.03%	4.29%	3.13%
	GAAP leverage at period-end	7.1x	6.1x	5.9x	6.0x	5.8x
	Economic leverage at period-end *	6.4x	5.8x	6.4x	6.3x	7.1x
	GAAP capital ratio at period-end	11.9%	13.3%	13.7%	13.9%	12.8%
	Economic capital ratio at period-end *	13.1%	14.3%	13.2%	13.4%	11.8%
	Book value per common share	$18.25	$20.73	$20.77	$20.79	$19.94
	Total common shares outstanding	494,814	493,893	493,881	468,310	467,911
	Hedge ratio (5)	115%	105%	106%	107%	111%
	Weighted average pay rate on interest rate swaps, at period-end	2.61%	2.50%	2.13%	1.74%	1.53%
	Weighted average receive rate on interest rate swaps, at period-end	5.27%	5.05%	4.87%	4.28%	2.96%
	Weighted average net rate on interest rate swaps, at period-end	(2.66%)	(2.55%)	(2.74%)	(2.54%)	(1.43%)

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

5

Income Statement Data

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Summary Income Statement	Total interest income	$1,001,485	$921,494	$818,250	$798,934	$678,488
	Total interest expense	1,046,819	953,457	798,787	663,847	400,491
	Net interest income	($45,334)	($31,963)	$19,463	$135,087	$277,997
	Total economic interest expense *(1)	$652,142	$528,164	$413,081	$377,247	$259,381
	Economic net interest income *	$349,343	$393,330	$405,169	$421,687	$419,107
	Total interest income (excluding PAA) *	$995,423	$909,571	$818,741	$790,798	$633,074
	Economic net interest income (excluding PAA) *	$343,281	$381,407	$405,660	$413,551	$373,693
	GAAP net income (loss)	($569,084)	$161,187	($839,328)	($886,814)	($273,977)
	GAAP net income (loss) available (related) to common stockholders (2)	($599,059)	$131,267	($876,131)	($918,336)	($302,147)
	GAAP net income (loss) per average common share (2)	($1.21)	$0.27	($1.79)	($1.96)	($0.70)
	Earnings available for distribution *	$361,979	$389,475	$427,130	$448,009	$480,696
	Earnings available for distribution attributable to common stockholders *(2)	$325,125	$353,709	$395,255	$418,035	$453,813
	Earnings available for distribution per average common share *(2)	$0.66	$0.72	$0.81	$0.89	$1.06
	PAA cost (benefit)	($6,062)	($11,923)	$491	($8,136)	($45,414)
	Weighted average experienced CPR for the period	7.3%	7.0%	5.5%	7.5%	9.8%
	Weighted average projected long-term CPR at period-end	7.1%	8.6%	8.4%	7.8%	7.6%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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Key Earnings Metrics

Unaudited, dollars in thousands except per share amounts

		For the quarters ended				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Key GAAP Earnings Metrics	Dividends declared per common share	$0.65	$0.65	$0.65	$0.88	$0.88
	Total common and preferred dividends declared [1]	$360,018	$358,214	$354,374	$443,513	$440,033
	Annualized GAAP return (loss) on average equity [2]	(20.18%)	5.42%	(28.84%)	(31.78%)	(9.94%)
	Annualized GAAP return (loss) on average equity per unit of GAAP leverage	(2.84%)	0.89%	(4.89%)	(5.30%)	(1.71%)
	Net interest margin	(0.20%)	(0.15%)	0.09%	0.65%	1.42%
	Average yield on interest earning assets	4.49%	4.27%	3.96%	3.86%	3.47%
	Average GAAP cost of interest bearing liabilities	5.27%	5.00%	4.52%	3.71%	2.38%
	Net interest spread	(0.78%)	(0.73%)	(0.56%)	0.15%	1.09%
Key Non-GAAP Earnings Metrics	Annualized EAD return on average equity *	12.96%	13.22%	14.82%	16.19%	17.57%
	Annualized EAD return on average equity per unit of economic leverage *	2.03%	2.28%	2.32%	2.57%	2.47%
	Net interest margin (excluding PAA) *	1.48%	1.66%	1.76%	1.90%	1.98%
	Average yield on interest earning assets (excluding PAA) *	4.46%	4.22%	3.96%	3.82%	3.24%
	Average economic cost of interest bearing liabilities *	3.28%	2.77%	2.34%	2.11%	1.54%
	Net interest spread (excluding PAA) *	1.18%	1.45%	1.62%	1.71%	1.70%

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
7

Components of Economic Net Interest Income* 8 Unaudited, dollars in thousands * Represents a non-GAAP financial measure. For the quarters ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Interest income: Agency Securities $753,007 $686,912 $603,102 $607,082 $517,528 Resi Credit Securities 57,229 56,477 53,745 46,673 41,388 Residential mortgage loans 181,965 162,202 147,231 135,116 109,977 Commercial investment portfolio 5,812 8,310 9,887 9,144 8,853 Reverse repurchase agreements 3,472 7,593 4,285 919 742 Total interest income $1,001,485 $921,494 $818,250 $798,934 $678,488 Economic interest expense: Repurchase agreements $917,997 $841,257 $698,742 $569,141 $324,573 Net interest component of interest rate swaps (394,677) (425,293) (385,706) (286,600) (141,110) Debt issued by securitization vehicles 116,962 101,819 88,934 75,695 64,593 Participations issued 11,860 10,381 11,111 14,408 9,727 Other — — — 4,603 1,598 Total economic interest expense * $652,142 $528,164 $413,081 $377,247 $259,381 Economic net interest income * $349,343 $393,330 $405,169 $421,687 $419,107 PAA cost (benefit) (6,062) (11,923) 491 (8,136) (45,414) Economic net interest income (excluding PAA) * $343,281 $381,407 $405,660 $413,551 $373,693 Economic Net Interest Income *

GAAP Net Income to Earnings Available for Distribution* Reconciliation

Unaudited, dollars in thousands

EAD* Reconciliation

	For the quarters ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
GAAP net income (loss)	($569,084)	$161,187	($839,328)	($886,814)	($273,977)
Adjustments to exclude reported realized and unrealized (gains) losses:					
Net (gains) losses on investments and other (1)	2,710,208	1,316,837	(1,712)	1,124,924	2,702,512
Net (gains) losses on derivatives (2)	(1,732,753)	(1,050,032)	1,286,458	202,337	(1,976,130)
Loan loss provision (reversal)	—	—	(219)	7,258	(1,613)
Business divestiture-related (gains) losses (3)	—	—	—	13,013	2,936
Other adjustments:					
Amortization of intangibles	2,384	758	758	758	758
Non-EAD (income) loss allocated to equity method investments (4)	(140)	541	(244)	(306)	(2,003)
Transaction expenses and non-recurring items (5)	1,882	2,650	1,358	807	1,712
Income tax effect of non-EAD income (loss) items	9,444	12,364	8,278	(418)	(9,444)
TBA dollar roll income and CMBX coupon income (6)	(1,016)	1,734	18,183	34,767	105,543
MSR amortization (7)	(49,073)	(41,297)	(43,423)	(38,633)	(22,897)
EAD attributable to noncontrolling interests	(3,811)	(3,344)	(3,470)	(1,548)	(1,287)
Premium amortization adjustment cost (benefit)	(6,062)	(11,923)	491	(8,136)	(45,414)
Earnings available for distribution *	361,979	389,475	427,130	448,009	480,696
Dividends on preferred stock	36,854	35,766	31,875	29,974	26,883
Earnings available for distribution attributable to common stockholders *	$325,125	$353,709	$395,255	$418,035	$453,813

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

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Quarter-Over-Quarter Changes in Key Metrics 10 Unaudited For the quarters ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Book value per common share, beginning of period $20.73 $20.77 $20.79 $19.94 $23.59 Net income (loss) available (related) to common stockholders (1.21) 0.27 (1.79) (1.96) (0.70) Other comprehensive income (loss) attributable to common stockholders (0.63) 0.34 2.37 3.68 (2.61) Common dividends declared (0.65) (0.65) (0.65) (0.88) (0.88) Issuance / buyback of common stock / redemption of preferred stock 0.01 — 0.05 0.01 0.54 Book value per common share, end of period $18.25 $20.73 $20.77 $20.79 $19.94 Prior quarter net interest margin (0.15%) 0.09% 0.65% 1.42% 2.64% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.16% 0.17% 0.22% 0.48% (0.18%) Net amortization of premiums 0.06% 0.14% (0.12%) (0.09%) 0.07% GAAP interest expense (0.27%) (0.55%) (0.66%) (1.16%) (1.11%) Current quarter net interest margin (0.20%) (0.15%) 0.09% 0.65% 1.42% Prior quarter net interest spread (0.73%) (0.56%) 0.15% 1.09% 2.46% Quarter-over-quarter changes in contribution: Coupon on average interest earning assets 0.16% 0.17% 0.22% 0.48% (0.18%) Net amortization of premiums 0.06% 0.14% (0.12%) (0.09%) 0.07% GAAP interest expense (0.27%) (0.48%) (0.81%) (1.33%) (1.26%) Current quarter net interest spread (0.78%) (0.73%) (0.56%) 0.15% 1.09% Book Value Rollforward Net Interest Margin Net Interest Spread

Quarter-Over-Quarter Changes in Key Metrics *(cont'd)*

Unaudited

		For the quarters ended				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Net Interest Margin (excluding PAA)*	Prior quarter net interest margin (excluding PAA) *	1.66%	1.76%	1.90%	1.98%	2.20%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets (including average TBA dollar roll and CMBX balances)	0.31%	0.49%	0.09%	0.67%	(0.04%)
	Net amortization of premiums (excluding PAA)	0.07%	0.05%	(0.05%)	0.07%	0.42%
	TBA dollar roll income and CMBX coupon income	(0.01%)	(0.07%)	(0.07%)	(0.29%)	(0.26%)
	Interest expense and net interest component of interest rate swaps	(0.55%)	(0.57%)	(0.11%)	(0.53%)	(0.34%)
	Current quarter net interest margin (excluding PAA) *	1.48%	1.66%	1.76%	1.90%	1.98%
Net Interest Spread (excluding PAA)*	Prior quarter net interest spread (excluding PAA) *	1.45%	1.62%	1.71%	1.70%	1.76%
	Quarter-over-quarter changes in contribution:					
	Coupon on average interest earning assets	0.15%	0.17%	0.22%	0.48%	(0.17%)
	Net amortization of premiums (excluding PAA)	0.09%	0.09%	(0.08%)	0.10%	0.54%
	Interest expense and net interest component of interest rate swaps	(0.51%)	(0.43%)	(0.23%)	(0.57%)	(0.43%)
	Current quarter net interest spread (excluding PAA) *	1.18%	1.45%	1.62%	1.71%	1.70%

* Represents a non-GAAP financial measure.

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Quarter-Over-Quarter Changes in Annualized Return on Average Equity

Unaudited

		For the quarters ended				
		9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Annualized GAAP Return (Loss) on Average Equity	Prior quarter annualized GAAP return (loss) on average equity	5.42%	(28.84%)	(31.78%)	(9.94%)	30.60%
	Quarter-over-quarter changes in contribution:					
	Coupon income	4.18%	1.88%	0.22%	4.71%	1.40%
	Net amortization of premiums and accretion of discounts	0.35%	0.98%	(0.73%)	(0.70%)	0.35%
	GAAP interest expense	(5.06%)	(4.60%)	(3.66%)	(9.26%)	(8.49%)
	Net servicing income	0.60%	(0.11%)	(0.04%)	0.25%	0.66%
	Net gains (losses) on investments and other	(52.19%)	(44.06%)	40.38%	57.77%	(76.28%)
	Net gains (losses) on derivatives	25.83%	80.55%	(33.98%)	(73.83%)	40.84%
	Business divestiture-related gains (losses) (1)	0.00%	0.00%	0.46%	(0.36%)	0.74%
	Loan loss provision	0.00%	(0.01%)	0.27%	(0.32%)	(0.90%)
	Other (2)	0.69%	(0.37%)	0.02%	(0.10%)	1.14%
	Current quarter annualized GAAP return (loss) on average equity	(20.18%)	5.42%	(28.84%)	(31.78%)	(9.94%)
Annualized EAD Return on Average Equity*	Prior quarter annualized EAD return on average equity *	13.22%	14.82%	16.19%	17.57%	17.49%
	Quarter-over-quarter changes in contribution:					
	Coupon income	4.23%	1.90%	0.25%	4.79%	1.44%
	Net amortization of premiums (excluding PAA)	0.54%	0.57%	(0.43%)	0.66%	3.23%
	Interest expense and net interest component of interest rate swaps	(5.42%)	(3.60%)	(0.69%)	(4.16%)	(3.44%)
	Net servicing income	0.61%	(0.11%)	(0.04%)	0.25%	0.67%
	TBA dollar roll income and CMBX coupon income	(0.10%)	(0.57%)	(0.62%)	(2.60%)	(1.90%)
	Other (3)	(0.12%)	0.21%	0.16%	(0.32%)	0.08%
	Current quarter annualized EAD return on average equity *	12.96%	13.22%	14.82%	16.19%	17.57%

* Represents a non-GAAP financial measure.

Detailed endnotes are included within the Appendix at the end of this presentation.

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Residential & Other Investments Overview as of September 30, 2023

Unaudited, dollars in thousands

Agency Fixed-Rate Securities (Pools)							
Original Weighted Avg. Years to Maturity	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years (1)	$2,161,806	3.0%	4.45%	100.9%	94.2%	11.0%	$2,036,555
20 years	311,675	0.5%	3.47%	100.7%	92.0%	8.7%	286,829
>=30 years (2)	68,778,093	96.5%	4.42%	100.4%	92.3%	7.2%	63,493,892
Total/Weighted Avg.	$71,251,574	100.0%	4.42%	100.4%	92.4%	7.2%	$65,817,276

TBA Contracts							
Type	Notional Value	% (4)	Weighted Avg. Coupon	Implied Cost Basis			Implied Market Value
15-year	$—	—%	—%	$—			$—
30-year	1,950,000	100.0%	5.89%	1,965,117			1,925,614
Total/Weighted Avg.	$1,950,000	100.0%	5.89%	$1,965,117			$1,925,614

Agency Adjustable-Rate Securities							
Weighted Avg. Months to Reset	Current Face Value	% (3)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$205,181	91.6%	5.12%	109.4%	102.2%	15.6%	$209,744
25 - 40 months	18,929	8.4%	3.00%	112.0%	95.7%	15.0%	18,110
Total/Weighted Avg.	$224,110	100.0%	4.94%	109.6%	101.7%	15.5%	$227,854

Agency Interest-Only Collateralized Mortgage-Backed Obligations							
Type	Current Notional Value	% (4)	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Weighted Avg. 3-Month CPR	Estimated Fair Value
Interest-only	$845,980	6.3%	3.47%	18.1%	15.6%	7.4%	$131,927
Inverse interest-only	1,211,612	9.0%	0.65%	23.4%	8.9%	8.1%	107,549
Multifamily interest-only	11,342,393	84.7%	0.57%	3.0%	2.7%	—%	306,930
Total/Weighted Avg.	$13,399,985	100.0%	0.76%	5.8%	4.1%	7.8%	$546,406

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
13

Residential & Other Investments Overview as of September 30, 2023 (cont'd) 14 Unaudited, dollars in thousands Mortgage Servicing Rights Type Unpaid Principal Balance Servicing Fee Weighted Avg. Note Rate Valuation Discount Rate Projected CPR Estimated Fair Value MSR held directly $153,378,506 0.26% 3.0% 145.7% 9.4% 4.9% $2,234,813 MSR of limited partnership interest (1) 2,628,750 36,409 Total/Weighted Avg. $156,007,256 0.26% 3.0% 145.7% 9.4% 4.9% $2,271,222 Residential Credit Portfolio Sector Current Face / Notional Value % (2) Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value Residential credit risk transfer $941,199 6.0% 9.65% 99.9% 104.4% $982,951 Alt-A 145,165 0.8% 5.15% 97.4% 85.1% 123,593 Prime 1,116,998 1.2% 3.43% 95.3% 76.7% 188,202 Subprime 254,577 1.3% 6.79% 87.8% 80.5% 205,060 NPL/RPL 1,299,627 7.5% 4.32% 99.4% 93.6% 1,216,347 Prime jumbo 9,374,884 2.0% 4.12% 106.4% 94.0% 330,659 Residential mortgage loans 14,910,846 81.2% 5.28% 99.9% 88.8% 13,243,486 Total/Weighted Avg. $28,043,296 100.0% 5.45% $16,290,298 Other Credit Products Type Current Face / Notional Value Weighted Avg. Coupon Weighted Avg. Amortized Cost Weighted Avg. Fair Value Estimated Fair Value CRE CLO $224,701 7.19% 99.5% 99.0% $222,382

Residential Credit Securities Detail as of September 30, 2023 15 Unaudited, dollars in thousands Payment Structure Investment Characteristics (1) Product Estimated Fair Value Senior Subordinate Coupon Credit Enhancement 60+ Delinquencies 3M VPR (2) Credit Risk Transfer $982,951 $— $982,951 9.65% 1.74% 0.79% 5.78% Alt-A 123,593 53,276 70,317 5.15% 15.08% 2.30% 9.36% Prime 188,202 41,042 147,160 3.43% 8.09% 0.44% 3.86% Subprime 205,060 72,579 132,481 6.79% 23.26% 7.63% 7.40% Re-Performing Loan Securitizations 788,855 425,023 363,832 4.69% 27.77% 21.03% 4.62% Non-Performing Loan Securitizations 427,492 376,249 51,243 3.61% 41.73% 57.01% 15.06% Prime Jumbo 330,659 91,556 239,103 4.12% 3.16% 0.35% 4.55% Total $3,046,812 $1,059,725 $1,987,087 6.01% 17.06% 14.46% 6.99% Bond Coupon Product ARM Fixed Floater Interest Only Estimated Fair Value Credit Risk Transfer $— $— $982,951 $— $982,951 Alt-A 1,052 122,541 — — 123,593 Prime — 183,001 — 5,201 188,202 Subprime — 182,533 22,423 104 205,060 Re-Performing Loan Securitizations — 788,855 — — 788,855 Non-Performing Loan Securitizations — 427,492 — — 427,492 Prime Jumbo — 240,078 21,203 69,378 330,659 Total $1,052 $1,944,500 $1,026,577 $74,683 $3,046,812 Detailed endnotes are included within the Appendix at the end of this presentation.

Hedging & Liabilities as of September 30, 2023

Unaudited, dollars in thousands

Interest Rate Swaps

Maturity	Current Notional [1][2]	Weighted Avg. Pay Rate	Weighted Avg. Receive Rate	Weighted Avg. Years to Maturity [3]
0 to 3 years	$18,782,358	2.28%	5.20%	0.76
> 3 to 6 years	7,964,799	2.89%	5.30%	4.36
> 6 to 10 years	28,331,637	2.71%	5.33%	7.89
Greater than 10 years	2,640,760	3.63%	5.24%	20.86
Total / Weighted Avg.	$57,719,554	2.61%	5.27%	5.68

Interest Rate Swaptions

Type	Current Underlying Notional	Weighted Avg. Underlying Fixed Rate	Weighted Avg. Underlying Floating Rate	Weighted Avg. Underlying Years to Maturity	Weighted Avg. Months to Expiration
Long Pay	$1,500,000	2.17%	SOFR	7.45	9.42
Long Receive	$500,000	1.65%	SOFR	10.55	6.60

Futures Positions

Type	Long Contracts	Short Contracts	Net Positions	Weighted Avg. Years to Maturity
U.S. Treasury Futures - 2 year	$—	($12,261,400)	($12,261,400)	1.97
U.S. Treasury Futures - 5 year	$—	$—	$—	—
U.S. Treasury Futures - 10 year & Greater	$—	($7,308,200)	($7,308,200)	9.80
Total / Weighted Avg.	$—	($19,569,600)	($19,569,600)	4.89

Repurchase Agreements and Other Secured Financing

Maturity	Principal Balance	Weighted Avg. Rate At Period End
Within 30 days	$29,960,779	5.50%
30 to 59 days	24,249,559	5.52%
60 to 89 days	1,136,067	5.96%
90 to 119 days	296,742	6.95%
Over 120 days [4]	9,550,674	5.74%
Total / Weighted Avg.	$65,193,821	5.56%

Total Indebtedness

	Principal Balance	Weighted Average Rate: At Period End	Weighted Average Rate: For the Quarter	Days to Maturity [5]
Repurchase agreements	$64,693,821	5.54%	5.44%	52
Other secured financing	500,000	8.08%	8.01%	381
Debt issued by securitization vehicles	11,531,812	4.14%	4.15%	12,402
Participations issued	807,950	7.04%	6.41%	10,896
Total indebtedness	$77,533,583			

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
16

Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity

Unaudited

Assumptions:

- The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of September 30, 2023 and June 30, 2023
- The interest rate sensitivity reflects instantaneous parallel shifts in rates
- The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk
- All tables assume no active management of the portfolio in response to rate or spread changes

Interest Rate Sensitivity [1]

	As of September 30, 2023		As of June 30, 2023	
Interest Rate Change (bps)	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Percentage Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(75)	0.4%	3.2%	0.1%	0.6%
(50)	0.3%	2.5%	0.1%	1.0%
(25)	0.2%	1.5%	0.1%	0.7%
25	(0.2%)	(1.8%)	(0.2%)	(1.2%)
50	(0.4%)	(3.8%)	(0.4%)	(2.9%)
75	(0.7%)	(6.0%)	(0.6%)	(5.0%)

MBS Spread Sensitivity [1]

	As of September 30, 2023		As of June 30, 2023	
MBS Spread Shock (bps)	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]	Estimated Change in Portfolio Market Value [2]	Estimated Change as a % of NAV [2][3]
(25)	1.4%	12.3%	1.4%	10.6%
(15)	0.8%	7.4%	0.8%	6.3%
(5)	0.3%	2.4%	0.3%	2.1%
5	(0.3%)	(2.4%)	(0.3%)	(2.1%)
15	(0.8%)	(7.3%)	(0.8%)	(6.2%)
25	(1.4%)	(12.1%)	(1.3%)	(10.4%)

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

17

Appendix

Consolidated Statements of Financial Condition

Dollars in thousands, except per share data

	9/30/2023 (unaudited)	6/30/2023 (unaudited)	3/31/2023 (unaudited)	12/31/2022	9/30/2022 (unaudited)
Assets					
Cash and cash equivalents	$ 1,241,122	$ 1,236,872	$ 1,794,173	$ 1,576,714	$ 1,466,171
Securities	69,860,730	71,202,461	69,238,185	65,789,907	66,839,353
Loans, net	1,793,140	1,154,320	1,642,822	1,809,832	1,551,707
Mortgage servicing rights	2,234,813	2,018,896	1,790,980	1,748,209	1,705,254
Assets transferred or pledged to securitization vehicles	11,450,346	11,318,419	10,277,588	9,121,912	9,202,014
Assets of disposal group held for sale	—	—	—	—	11,371
Derivative assets	549,833	457,119	400,139	342,064	1,949,530
Receivable for unsettled trades	1,047,566	787,442	679,096	575,091	2,153,895
Principal and interest receivable	1,158,648	944,537	773,722	637,301	262,542
Intangible assets, net	12,778	15,163	15,921	16,679	17,437
Other assets	299,447	195,248	219,391	233,003	247,490
Total assets	$ 89,648,423	$ 89,330,477	$ 86,832,017	$ 81,850,712	$ 85,406,764
Liabilities and stockholders' equity					
Liabilities					
Repurchase agreements	$ 64,693,821	$ 61,637,600	$ 60,993,018	$ 59,512,597	$ 54,160,731
Other secured financing	500,000	500,000	250,000	250,000	250,000
Debt issued by securitization vehicles	9,983,847	9,789,282	8,805,911	7,744,160	7,844,518
Participations issued	788,442	492,307	673,431	800,849	745,729
Liabilities of disposal group held for sale	—	—	—	—	1,151
Derivative liabilities	97,616	156,182	473,515	204,172	764,535
Payable for unsettled trades	2,214,319	4,331,315	3,259,034	1,157,846	9,333,646
Interest payable	198,084	140,620	118,395	325,280	30,242
Dividends payable	321,629	321,031	321,023	412,113	411,762
Other liabilities	173,608	74,795	28,657	74,269	912,895
Total liabilities	78,971,366	77,443,132	74,922,984	70,481,286	74,455,209
Stockholders' equity					
Preferred stock, par value $0.01 per share (2)	1,536,569	1,536,569	1,536,569	1,536,569	1,536,569
Common stock, par value $0.01 per share (3)	4,948	4,939	4,939	4,683	4,679
Additional paid-in capital	23,572,996	23,550,346	23,543,091	22,981,320	22,967,665
Accumulated other comprehensive income (loss)	(2,694,776)	(2,382,531)	(2,550,614)	(3,708,896)	(5,431,436)
Accumulated deficit	(11,855,267)	(10,933,044)	(10,741,863)	(9,543,233)	(8,211,358)
Total stockholders' equity	10,564,470	11,776,279	11,792,122	11,270,443	10,866,119
Noncontrolling interests	112,587	111,066	116,911	98,983	85,436
Total equity	10,677,057	11,887,345	11,909,033	11,369,426	10,951,555
Total liabilities and equity	$ 89,648,423	$ 89,330,477	$ 86,832,017	$ 81,850,712	$ 85,406,764

Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY

19

Consolidated Statements of Comprehensive Income (Loss)

Unaudited, dollars in thousands, except per share data

For the quarters ended	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Net interest income					
Interest income	$ 1,001,485	$ 921,494	$ 818,250	$ 798,934	$ 678,488
Interest expense	1,046,819	953,457	798,787	663,847	400,491
Net interest income	(45,334)	(31,963)	19,463	135,087	277,997
Net servicing income					
Servicing and related income	97,620	83,790	84,273	82,040	74,486
Servicing and related expense	9,623	8,930	7,880	7,659	7,780
Net servicing income	87,997	74,860	76,393	74,381	66,706
Other income (loss)					
Net gains (losses) on investments and other	(2,713,126)	(1,308,948)	1,712	(1,124,924)	(2,702,512)
Net gains (losses) on derivatives	2,127,430	1,475,325	(900,752)	84,263	2,117,240
Loan loss (provision) reversal	—	—	219	(7,258)	1,613
Business divestiture-related gains (losses)	—	—	—	(13,013)	(2,936)
Other, net	26,250	9,105	15,498	7,569	1,526
Total other income (loss)	(559,446)	175,482	(883,323)	(1,053,363)	(585,069)
General and administrative expenses					
Compensation expense	30,064	30,635	29,391	29,714	27,744
Other general and administrative expenses	9,845	12,280	11,437	13,291	10,178
Total general and administrative expenses	39,909	42,915	40,828	43,005	37,922
Income (loss) before income taxes	(556,692)	175,464	(828,295)	(886,900)	(278,288)
Income taxes	12,392	14,277	11,033	(86)	(4,311)
Net income (loss)	(569,084)	161,187	(839,328)	(886,814)	(273,977)
Net income (loss) attributable to noncontrolling interests	(6,879)	(5,846)	4,928	1,548	1,287
Net income (loss) attributable to Annaly	(562,205)	167,033	(844,256)	(888,362)	(275,264)
Dividends on preferred stock	36,854	35,766	31,875	29,974	26,883
Net income (loss) available (related) to common stockholders	$ (599,059)	$ 131,267	$ (876,131)	$ (918,336)	$ (302,147)
Net income (loss) per share available (related) to common stockholders					
Basic	$ (1.21)	$ 0.27	$ (1.79)	$ (1.96)	$ (0.70)
Diluted	$ (1.21)	$ 0.27	$ (1.79)	$ (1.96)	$ (0.70)
Weighted average number of common shares outstanding					
Basic	494,330,361	494,165,256	489,688,364	468,250,672	429,858,876
Diluted	494,330,361	494,358,982	489,688,364	468,250,672	429,858,876
Other comprehensive income (loss)					
Net income (loss)	$ (569,084)	$ 161,187	$ (839,328)	$ (886,814)	$ (273,977)
Unrealized gains (losses) on available-for-sale securities	(825,286)	(294,045)	675,374	445,896	(2,578,509)
Reclassification adjustment for net (gains) losses included in net income (loss)	513,041	462,128	482,908	1,276,644	1,457,999
Other comprehensive income (loss)	(312,245)	168,083	1,158,282	1,722,540	(1,120,510)
Comprehensive income (loss)	(881,329)	329,270	318,954	835,726	(1,394,487)
Comprehensive income (loss) attributable to noncontrolling interests	(6,879)	(5,846)	4,928	1,548	1,287
Comprehensive income (loss) attributable to Annaly	(874,450)	335,116	314,026	834,178	(1,395,774)
Dividends on preferred stock	36,854	35,766	31,875	29,974	26,883
Comprehensive income (loss) attributable to common stockholders	$ (911,304)	$ 299,350	$ 282,151	$ 804,204	$ (1,422,657)

ANNALY® 20

Income Statement Gains (Losses) Detail 21 Unaudited, dollars in thousands For the quarters ended 9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022 Net gains (losses) on disposal of investments and other ($616,525) ($610,397) ($521,592) ($1,289,865) ($1,464,360) Net unrealized gains (losses) on instruments measured at fair value through earnings (2,096,601) (698,551) 523,304 164,941 (1,238,152) Net gains (losses) on investments and other ($2,713,126) ($1,308,948) $1,712 ($1,124,924) ($2,702,512) Net interest component of interest rate swaps $394,677 $425,293 $385,706 $286,600 $141,110 Realized gains (losses) on termination or maturity of interest rate swaps 16,416 48,148 (145,819) (183,018) (83,393) Unrealized gains (losses) on interest rate swaps 1,475,547 841,702 (956,272) 8,382 1,251,350 Net gains (losses) on other derivatives 240,790 160,182 (184,367) (27,701) 808,173 Net gains (losses) on derivatives $2,127,430 $1,475,325 ($900,752) $84,263 $2,117,240 Other Income Statement Details

Non-GAAP Reconciliations 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. While intended to offer a fuller understanding of the Company’s results and operations, non-GAAP financial measures also have limitations. For example, the Company may calculate its non-GAAP metrics, such as Earnings Available for Distribution ("EAD"), or the premium amortization adjustment ("PAA"), differently than its peers making comparative analysis difficult. Additionally, in the case of non-GAAP measures that exclude the PAA, the amount of amortization expense excluding the PAA is not necessarily representative of the amount of future periodic amortization nor is it indicative of the term over which the Company will amortize the remaining unamortized premium. Changes to actual and estimated prepayments will impact the timing and amount of premium amortization and, as such, both GAAP and non-GAAP results. These non- GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Additional information pertaining to these non-GAAP financial measures and reconciliations to their most directly comparable GAAP results are provided on the following pages. A reconciliation of GAAP net income (loss) to non-GAAP Earnings available for distribution for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, is provided on page 9 of this supplemental information. Earnings available for distribution, earnings available for distribution attributable to common stockholders, earnings available for distribution per average common share and annualized EAD return on average equity The Company's principal business objective is to generate net income for distribution to its stockholders and to preserve capital through prudent selection of investments and continuous management of its portfolio. The Company generates net income by earning a net interest spread on its investment portfolio, which is a function of interest income from its investment portfolio less financing, hedging and operating costs. Earnings available for distribution, which is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income and CMBX coupon income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items), and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities is used by the Company's management and, the Company believes, used by analysts and investors to measure its progress in achieving its principal business objective. The Company seeks to fulfill this objective through a variety of factors including portfolio construction, the degree of market risk exposure and related hedge profile, and the use and forms of leverage, all while operating within the parameters of the Company's capital allocation policy and risk governance framework. The Company believes these non-GAAP measures provide management and investors with additional details regarding the Company’s underlying operating results and investment portfolio trends by (i) making adjustments to account for the disparate reporting of changes in fair value where certain instruments are reflected in GAAP net income (loss) while others are reflected in other comprehensive income (loss) and (ii) by excluding certain unrealized, non-cash or episodic components of GAAP net income (loss) in order to provide additional transparency into the operating performance of the Company’s portfolio. In addition, EAD serves as a useful indicator for investors in evaluating the Company's performance and ability to pay dividends. Annualized EAD return on average equity, which is calculated by dividing earnings available for distribution over average stockholders’ equity, provides investors with additional detail on the earnings available for distribution generated by the Company’s invested equity capital. Premium Amortization Expense In accordance with GAAP, the Company amortizes or accretes premiums or discounts into interest income for its Agency mortgage-backed securities, excluding interest-only securities, multifamily and reverse mortgages, taking into account estimates of future principal prepayments in the calculation of the effective yield. The Company recalculates the effective yield as differences between anticipated and actual prepayments occur. Using third-party model and market information to project future cash flows and expected remaining lives of securities, the effective interest rate determined for each security is applied as if it had been in place from the date of the security’s acquisition. The amortized cost of the security is then adjusted to the amount that would have existed had the new effective yield been applied since the acquisition date. The adjustment to amortized cost is offset with a charge or credit to interest income. Changes in interest rates and other market factors will impact prepayment speed projections and the amount of premium amortization recognized in any given period. The Company’s GAAP metrics include the unadjusted impact of amortization and accretion associated with this method. Certain of the Company’s non-GAAP metrics exclude the effect of the PAA, which quantifies the component of premium amortization representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long- term CPR.

Non-GAAP Reconciliations (cont'd) 23 Economic leverage and economic capital ratios The Company uses capital coupled with borrowed funds to invest primarily in real estate related investments, earning the spread between the yield on its assets and the cost of its borrowings and hedging activities. The Company’s capital structure is designed to offer an efficient complement of funding sources to generate positive risk-adjusted returns for its stockholders while maintaining appropriate liquidity to support its business and meet the Company’s financial obligations under periods of market stress. To maintain its desired capital profile, the Company utilizes a mix of debt and equity funding. Debt funding may include the use of repurchase agreements, loans, securitizations, participations issued, lines of credit, asset backed lending facilities, corporate bond issuance, convertible bonds or other liabilities. Equity capital primarily consists of common and preferred stock. The Company’s economic leverage ratio is computed as the sum of recourse debt, cost basis of TBA and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. Interest income (excluding PAA), economic interest expense and economic net interest income (excluding PAA) Interest income (excluding PAA) represents interest income excluding the effect of the PAA, and serves as the basis for deriving average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA) and net interest margin (excluding PAA), which are discussed below. The Company believes this measure provides management and investors with additional detail to enhance their understanding of the Company’s operating results and trends by excluding the component of premium amortization expense representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities (other than interest- only securities, multifamily and reverse mortgages), which can obscure underlying trends in the performance of the portfolio. Economic interest expense includes GAAP interest expense and the net interest component of interest rate swaps. The Company uses interest rate swaps to manage its exposure to changing interest rates on its repurchase agreements by economically hedging cash flows associated with these borrowings. Accordingly, adding the net interest component of interest rate swaps to interest expense, as computed in accordance with GAAP, reflects the total contractual interest expense and thus, provides investors with additional information about the cost of the Company's financing strategy. The Company may use market agreed coupon (“MAC”) interest rate swaps in which the Company may receive or make a payment at the time of entering into such interest rate swap to compensate for the off-market nature of such interest rate swap. In accordance with GAAP, upfront payments associated with MAC interest rate swaps are not reflected in the net interest component of interest rate swaps in the Company's Consolidated Statements of Comprehensive Income (Loss). Average yield on interest earning assets (excluding PAA), net interest spread (excluding PAA), net interest margin (excluding PAA) and average economic cost of interest bearing liabilities Net interest spread (excluding PAA), which is the difference between the average yield on interest earning assets (excluding PAA) and the average economic cost of interest bearing liabilities, which represents annualized economic interest expense divided by average interest bearing liabilities, and net interest margin (excluding PAA), which is calculated as the sum of interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances, provide management with additional measures of the Company’s profitability that management relies upon in monitoring the performance of the business.

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Economic leverage ratio reconciliation					
Repurchase agreements	$64,693,821	$61,637,600	$60,993,018	$59,512,597	$54,160,731
Other secured financing	500,000	500,000	250,000	250,000	250,000
Debt issued by securitization vehicles	9,983,847	9,789,282	8,805,911	7,744,160	7,844,518
Participations issued	788,442	492,307	673,431	800,849	745,729
Total GAAP debt	$75,966,110	$72,419,189	$70,722,360	$68,307,606	$63,000,978
Less non-recourse debt:					
Debt issued by securitization vehicles	($9,983,847)	($9,789,282)	($8,805,911)	($7,744,160)	($7,844,518)
Participations issued	(788,442)	(492,307)	(673,431)	(800,849)	(745,729)
Total recourse debt	$65,193,821	$62,137,600	$61,243,018	$59,762,597	$54,410,731
Plus / (Less):					
Cost basis of TBA and CMBX derivatives	$1,965,117	$3,625,443	$12,241,647	$11,050,351	$16,209,886
Payable for unsettled trades	2,214,319	4,331,315	3,259,034	1,157,846	9,333,646
Receivable for unsettled trades	(1,047,566)	(787,442)	(679,096)	(575,091)	(2,153,895)
Economic debt *	$68,325,691	$69,306,916	$76,064,603	$71,395,703	$77,800,368
Total equity	$10,677,057	$11,887,345	$11,909,033	$11,369,426	$10,951,555
Economic leverage ratio *	6.4x	5.8x	6.4x	6.3x	7.1x

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY®
24

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended				
	9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Economic capital ratio reconciliation					
Total GAAP assets	$89,648,423	$89,330,477	$86,832,017	$81,850,712	$85,406,764
Less:					
Gross unrealized gains on TBA derivatives (1)	(7,232)	(21,460)	(167,065)	(17,056)	(28,032)
Debt issued by securitization vehicles	(9,983,847)	(9,789,282)	(8,805,911)	(7,744,160)	(7,844,518)
Plus:					
Implied market value of TBA derivatives	1,925,614	3,627,716	12,020,810	10,578,676	15,182,806
Total economic assets *	$81,582,958	$83,147,451	$89,879,851	$84,668,172	$92,717,020
Total equity	$10,677,057	$11,887,345	$11,909,033	$11,369,426	$10,951,555
Economic capital ratio *(2)	13.1%	14.3%	13.2%	13.4%	11.8%
Premium Amortization Reconciliation					
Premium amortization expense	$24,272	$33,105	$56,534	$38,829	$39,406
Less:					
PAA cost (benefit)	(6,062)	(11,923)	491	(8,136)	(45,414)
Premium amortization expense (excluding PAA)	$30,334	$45,028	$56,043	$46,965	$84,820
Interest Income (excluding PAA) Reconciliation					
GAAP interest income	$1,001,485	$921,494	$818,250	$798,934	$678,488
PAA cost (benefit)	(6,062)	(11,923)	491	(8,136)	(45,414)
Interest income (excluding PAA) *	$995,423	$909,571	$818,741	$790,798	$633,074
Economic Interest Expense Reconciliation					
GAAP interest expense	$1,046,819	$953,457	$798,787	$663,847	$400,491
Add:					
Net interest component of interest rate swaps	(394,677)	(425,293)	(385,706)	(286,600)	(141,110)
Economic interest expense *	$652,142	$528,164	$413,081	$377,247	$259,381
Economic Net Interest Income (excluding PAA) Reconciliation					
Interest income (excluding PAA) *	$995,423	$909,571	$818,741	$790,798	$633,074
Less:					
Economic interest expense *	652,142	528,164	413,081	377,247	259,381
Economic net interest income (excluding PAA) *	$343,281	$381,407	$405,660	$413,551	$373,693

* Represents a non-GAAP financial measure.
Detailed endnotes are included within the Appendix at the end of this presentation.

ANNALY
25

Non-GAAP Reconciliations *(cont'd)*

Unaudited, dollars in thousands

	For the quarters ended 9/30/2023	6/30/2023	3/31/2023	12/31/2022	9/30/2022
Economic Metrics (excluding PAA)					
Average interest earning assets	$89,300,922	$86,254,955	$82,644,998	$82,859,799	$78,143,337
Interest income (excluding PAA) *	$995,423	$909,571	$818,741	$790,798	$633,074
Average yield on interest earning assets (excluding PAA) *	4.46%	4.22%	3.96%	3.82%	3.24%
Average interest bearing liabilities	$77,780,989	$75,424,564	$70,635,632	$69,981,694	$65,755,563
Economic interest expense *	$652,142	$528,164	$413,081	$377,247	$259,381
Average economic cost of interest bearing liabilities *	3.28%	2.77%	2.34%	2.11%	1.54%
Economic net interest income (excluding PAA)*	$343,281	$381,407	$405,660	$413,551	$373,693
Net interest spread (excluding PAA) *	1.18%	1.45%	1.62%	1.71%	1.70%
Interest income (excluding PAA) *	$995,423	$909,571	$818,741	$790,798	$633,074
TBA dollar roll income and CMBX coupon income	(1,016)	1,734	18,183	34,767	105,543
Economic interest expense *	(652,142)	(528,164)	(413,081)	(377,247)	(259,381)
Subtotal	$342,265	$383,141	$423,843	$448,318	$479,236
Average interest earning assets	$89,300,922	$86,254,955	$82,644,998	$82,859,799	$78,143,337
Average TBA contract and CMBX balances, implied cost basis	2,960,081	6,303,202	13,949,884	11,499,881	18,837,475
Subtotal	$92,261,003	$92,558,157	$96,594,882	$94,359,680	$96,980,812
Net interest margin (excluding PAA) *	1.48%	1.66%	1.76%	1.90%	1.98%

* Represents a non-GAAP financial measure.

ANNALY
26

Endnotes 27 Page 3 1. Net of dividends on preferred stock. 2. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (5.04%) and 1.35% for the quarters ended September 30, 2023 and June 30, 2023, respectively. 3. GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles and participations issued divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") and CMBX derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing. Debt issued by securitization vehicles and participations issued are non-recourse to the Company and are excluded from economic leverage. 4. GAAP capital ratio is computed as total equity divided by total assets. Economic capital ratio is computed as total equity divided by total economic assets. Total economic assets include the implied market value of TBA derivatives and are net of debt issued by securitization vehicles. 5. Excludes $126 million of unsettled commitments as of June 30, 2023. There were no unsettled commitments as of September 30, 2023. MSR commitments represent the market value of deals where Annaly has executed a letter of intent. There can be no assurance whether these deals will close or when they will close. 6. Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income and CMBX coupon income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract and CMBX balances. 7. Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). 8. Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. Economic interest expense is comprised of GAAP interest expense and the net interest component of interest rate swaps. Page 4 1. Includes assets related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022. Page 5 1. Includes liabilities related to the sale of the Company's Middle Market Lending portfolio at September 30, 2022. 2. Consists of common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. Page 5 (continued) 3. Utilizes an actual/360 factor. 4. The average and period-end rates are net of reverse repurchase agreements. Without netting reverse repurchase agreements, the average rate and the period-end rate was unchanged for each period. 5. Measures total notional balances of interest rate swaps, interest rate swaptions (excluding receiver swaptions) and futures relative to repurchase agreements, other secured financing, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. Page 6 1. Includes GAAP interest expense and the net interest component of interest rate swaps. 2. Net of dividends on preferred stock. Page 7 1. Includes dividend equivalents on share-based awards. 2. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is (5.04%), 1.35%, (7.21%), (7.95%) and (2.49%) for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively. Page 9 1. Includes write-downs or recoveries on investments which are reported in Other, net in the Company's Consolidated Statement of Comprehensive Income (Loss). 2. The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $394.7 million, $425.3 million, $385.7 million, $286.6 million and $141.1 million for the quarters ended September 30, 2023, June 30, 2023, March 31, 2023, December 31, 2022 and September 30, 2022, respectively. 3. Includes losses (gains) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022 and September 30, 2022. 4. The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 5. All quarters presented include costs incurred in connection with securitizations of residential whole loans. 6. TBA dollar roll income and CMBX coupon income each represent a component of Net gains (losses) on derivatives. CMBX coupon income totaled $0.0 million and $0.5 million for the quarters ended September 30, 2023 and June 30, 2023, respectively, and $1.1 million for each of the other quarters presented. 7. MSR amortization utilizes purchase date cash flow assumptions and actual unpaid principal balances and is calculated as the difference between projected MSR yield income and net servicing income for the period.

Endnotes (cont’d) 28 Page 12 1. Includes gains (losses) related to the sale of the Company's Middle Market Lending portfolio for the quarters ended December 31, 2022 and September 30, 2022. 2. Includes other, net, general and administrative expenses and income taxes. 3. Includes other, net (excluding non-EAD items), MSR amortization (a component of net gains (losses) on investments and other), general and administrative expenses (excluding transaction related expenses) and income taxes (excluding non-EAD income tax). Page 13 1. Includes Agency-backed multifamily securities with an estimated fair value of $1.9 billion. 2. Includes fixed-rate collateralized mortgage obligations with an estimated fair value of $78.9 million. 3. Weighted by current face value. 4. Weighted by current notional value. Page 14 1. Included in Other assets in the Company’s Consolidated Statements of Financial Condition. 2. Weighted by estimated fair value. Page 15 1. Investment characteristics exclude the impact of interest-only securities. 2. Represents the 3 month voluntary prepayment rate. Page 16 1. Current notional is presented net of receiver swaps. As of September 30, 2023, notional amount includes $734.0 million of forward starting pay fixed swaps. 2. As of September 30, 2023, 0%, 11% and 89% of the Company's interest rate swaps were linked to LIBOR, the Federal funds rate and the Secured Overnight Financing Rate, respectively. 3. The weighted average years to maturity of payer interest rate swaps is offset by the weighted average years to maturity of receiver interest rate swaps. As such, the net weighted average years to maturity for each maturity bucket may fall outside of the range listed. 4. Approximately 4% of the total repurchase agreements and other secured financing have a remaining maturity over one year. 5. Determined based on estimated weighted average lives of the underlying debt instruments. Page 17 1. Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs. Actual results could differ materially from these estimates. 2. Scenarios include Residential Investment Securities, residential mortgage loans, MSR and derivative instruments. 3. Net asset value (“NAV”) represents book value of common equity. Page 19 1. Derived from the audited consolidated financial statements at December 31, 2022. 2. 6.95% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 28,800,000 shares authorized, issued and outstanding. 6.50% Series G Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock - Includes 17,000,000 shares authorized, issued and outstanding. 6.75% Series I Preferred Stock - Includes 17,700,000 shares authorized, issued and outstanding. 3. Includes 1,468,250,000 shares authorized. Includes 494,814,038 shares issued and outstanding at September 30, 2023, 493,893,288 shares issued and outstanding at June 30, 2023, 493,880,938 shares issued and outstanding at March 31, 2023, 468,309,810 shares issued and outstanding at December 31, 2022, 467,911,144 shares issued and outstanding at September 30, 2022. Page 25 1. Included in Derivative assets in the Company’s Consolidated Statements of Financial Condition. 2. Economic capital ratio is computed as total equity divided by total economic assets.